SAN JOAQUIN RESOURCES INC.
                       (Now Known as Gasco Energy, Inc.)
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The accompanying pro forma consolidated financial statements present the historical financial information of San Joaquin Resources Inc. (San Joaquin), as adjusted for the acquisition of Pannonian Energy, Inc. (Pannoninan), pursuant to an Agreement and Plan of Reorganization entered into between San Joaquin and Pannonian dated as of January 31, 2001. For financial reporting purposes, the business combination is to be accounted for as an additional capitalization of San Joaquin (a reverse acquisition with Pannonian as the acquirer). The operations of Pannonian will be the continuing operations of San Joaquin.

Effective March 5, 2001, San Joaquin changed its name to Gasco Energy, Inc.

The accompanying pro forma consolidated balance sheet presents the historical financial information of San Joaquin as of October 31, 2000, as adjusted for the acquisition of Pannonian, accounted for as a reverse acquisition. The historical financial information of San Joaquin is as of September 30, 2000 and the historical financial information of Pannonian is as of October 31, 2000.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 1999 combines the historical financial information of Pannonian for the year ended December 31, 1999 with the historical financial information of San Joaquin for the period from its inception (September 14, 1999) to December 31, 1999, as if the acquisition had occurred at the beginning of the year. The accompanying pro forma consolidated statement of operations for the ten months ended October 31, 2000 combines the historical financial information of Pannonian for the ten months ended October 31, 2000 with the historical financial information of San Joaquin for the nine months ended September 30, 2000, as if the acquisition had occurred at the beginning of the period.

Management has determined that no activity occurred during October 2000 that would impact the pro forma consolidated financial statements or affect the comparability of San Joaquin's financial information from September 30, 2000.

The pro forma consolidated financial statements have been prepared by management, based on the historical financial statements of San Joaquin and Pannonian. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements of San Joaquin for the nine months ended September 30, 2000 included in San Joaquin's Form 10-QSB for the nine months ended September 30, 2000, and with the historical financial statements of Pannonian as of October 31, 2000 and for the ten months then ended, included elsewhere in this filing on Form 8K/A.

                           SAN JOAQUIN RESOURCES INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 2000

                                           SAN JOAQUIN    PANNONIAN       PROFORMA               PRO FORMA
                                                 (HISTORICAL)            ADJUSTMENTS             COMBINED
ASSETS

CURRENT ASSETS
Cash                                       $  89,720     $         -    $ 1,000,000    7       $     89,720
                                                                         (1,000,000)   11
Accounts and notes receivable                  3,266         876,256       (836,596)   8             42,926
                                           ----------    ------------   ------------           -------------

Total Current Assets                          92,986         876,256       (836,596)                132,646

INVESTMENT IN OIL AND GAS VENTURE            399,398               -              -                 399,398

PROPERTY AND EQUIPMENT, NET                        -           2,597              -                   2,597

INVESTMENT IN RUBICON                              -               -         249,149   8                  -
                                                                            (249,149)  11

OIL AND GAS PROPERTIES, NET                  245,045       2,033,169        953,160    4          1,208,544
                                                                         (1,000,000)   7
                                                                         (1,022,830)   8
                                                   -               -              -                       -
                                           ----------    ------------   ------------           -------------
                                           $ 737,429     $ 2,912,022    $(1,906,266)           $  1,743,185
                                           ==========    ============   ============           =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable-related                      $       -     $   552,367    $  (518,271)   8       $     34,096
              other                                -         579,302       (579,302)   8                  -
Accounts payable and accrued expenses          4,526         452,097       (418,369)   8             38,254
Accrued interest payable                           -          94,335        (94,335)   8                  -
Accrued bonuses payable                            -               -        208,333    6            208,333
                                           ----------    ------------   ------------           -------------

Total Current Liabilities                      4,526       1,678,101     (1,401,944)                280,683
                                           ----------    ------------   ------------           -------------

STOCKHOLDERS' EQUITY
Preferred stock                                    -               -              -                       -

Common stock                                   1,179           7,925         (6,525)   1              2,335
                                                                               (244)   2

Capital in excess of par value               994,685       3,157,075          6,525    1          2,646,419
                                                                                244    2
                                                                           (262,961)   3
                                                                         (1,249,149)   11
Deficit accumulated during the
development stage                           (262,961)     (1,931,079)       262,961    3         (1,186,252)
                                                                            953,160    4
                                                                           (208,333)   6
                                                   -               -              -                       -
                                           ----------    ------------   ------------           -------------
                                             732,903       1,233,921       (504,322)              1,462,502
                                           ----------    ------------   ------------           -------------
                                           $ 737,429     $ 2,912,022    $(1,906,266)           $  1,743,185
                                           ==========    ============   ============           =============

          See notes to the consolidated proforma financial statements.

                           SAN JOAQUIN RESOURCES INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       TEN MONTHS ENDED OCTOBER 31, 2000

                                           SAN JOAQUIN    PANNONIAN       PROFORMA               PRO FORMA
                                                 (HISTORICAL)            ADJUSTMENTS             COMBINED

OIL AND GAS REVENUES                       $       -     $      7,436   $    (7,436)    9      $          -
                                           ----------    ------------   ------------           -------------



OPERATING EXPENSES
General and administrative                   122,849         506,771        208,333     6           616,958
                                                                           (119,755)    5
                                                                            (75,000)   10
                                                                            (26,240)    9
Lease operating expenses                           -           6,559         (6,559)    9                 -
Exploration costs                                  -         106,400       (106,400)    5                 -
Depreciation, depletion and amortization           -           8,198         (7,750)    9               448
                                           ----------    ------------   ------------           -------------

                                             122,849         627,928       (133,371)                617,406
                                           ----------    ------------   ------------           -------------

OTHER INCOME (EXPENSE)
Other income                                   7,492               -              -                   7,492
Interest expense                                   -         (40,393)         1,781     9           (38,612)
Gain on sale of property                           -         200,000       (200,000)   10                 -
                                           ----------    ------------   ------------           -------------

                                               7,492         159,607       (198,219)                (31,120)
                                           ----------    ------------   ------------           -------------

NET (LOSS)                                 $(115,357)    $  (460,885)   $   (72,284)           $   (648,526)
                                           ==========    ============   ============           =============

NET (LOSS) PER COMMON SHARE-
BASIC AND DILUTED                                                                              $     (0.028)
                                                                                               =============
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING-
BASIS AND DILUTED                                                                                23,350,000
                                                                                               =============


          See notes to the pro forma consolidted financial statements.

                           SAN JOAQUIN RESOURCES INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999


                                           SAN JOAQUIN    PANNONIAN       PROFORMA               PRO FORMA
                                                 (HISTORICAL)            ADJUSTMENTS             COMBINED

REVENUE                                    $       -     $         -    $         -            $          -
                                           ----------    ------------   ------------           -------------

OPERATING EXPENSES
General and administrative                   155,058         750,581        (72,795)   5            832,844
Professional services                              -         384,810       (324,625)   5             60,185
Exploration costs                                  -         329,585       (329,585)   5                  -
Depreciation and amortization                      -             537              -                     537
                                           ----------    ------------   ------------           -------------

                                             155,058       1,465,513       (727,005)                893,566
                                           ----------    ------------   ------------           -------------

OTHER INCOME (EXPENSE)
Other income                                   5,784          14,666              -                  20,450
Interest expense                                   -         (13,347)             -                 (13,347)
Equity in income of investee                   1,670               -              -                   1,670
                                           ----------    ------------   ------------           -------------

                                               7,454           1,319              -                   8,773
                                           ----------    ------------   ------------           -------------

NET (LOSS)                                 $(147,604)    $(1,464,194)   $   727,005            $   (884,793)
                                           ==========    ============   ============           =============

NET (LOSS) PER COMMON SHARE-
BASIC AND DILUTED                                                                              $     (0.056)
                                                                                               =============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING-
BASIC AND DILUTED                                                                                15,937,500
                                                                                               =============


          See notes to the proforma consolidated financial statements.

                           SAN JOAQUIN RESOURCES INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma consolidated financial statements are presented to reflect the acquisition of Pannonian by San Joaquin, accounted for as a reverse acquisition, with the operations of Pannonian being the continuing operations of the combined entities.

The accompanying pro forma consolidated balance sheet as of October 31, 2000 has been prepared to give effect to the acquisition of Pannonian by San Joaquin as if the acquisition occurred on October 31, 2000. The accompanying pro forma consolidated statements of operations combines the historical operations of San Joaquin and Pannonian for the period ended October 31, 2000 and the year ended December 31, 1999 as if the acquisition had occurred at the beginning of each of the periods presented.

Management has determined that no activity occurred during October 2000 that would impact the historical financial information of San Joaquin.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

1. Adjust for issuance of 14 million shares of San Joaquin for 100% of the outstanding common shares and warrants of Pannonian.

2.   Record the return of 2,438,930 shares of San Joaquin.

3. Reflect the recapitalization of the 9,350,000 shares of San Joaquin common stock issued and outstanding as of the date of the reverse acquisition of San Joaquin by Pannonian.

4. Adjust accounting of Pannonian oil and gas properties to full cost method of accounting from successful efforts.

5.   Capitalize exploration costs of Pannonian.

6.   Record management and directors' bonuses declared as of December 31, 2000.

7. Record proceeds by Pannonian from Phillips Petroleum pursuant to farmout agreement in regard to Riverbend properties.

8. Reclassify assets and related liabilities to be transferred to newly formed wholly owned subsidiary of Pannonian, Rubicon Oil and Gas, Inc (Rubicon) pursuant to the Agreement and Plan of Reorganization.

9.   Eliminate operating costs of assets transferred to Rubicon.

10.  Eliminate gain on sale of property transferred to Rubicon.

11.  Record distribution of stock in Rubicon to Pannonian shareholders.

NOTE 3 - (LOSS) PER COMMON SHARE

Pro forma loss per common share for the period ended October 31, 2000 and year ended December 31, 1999 is computed based on the weighted average number of common shares outstanding during the periods, assuming that the 9,350,000 shares of San Joaquin outstanding as of the date of the reverse acquisition (net of 2,438,930 returned shares) were outstanding as of the beginning of each of the periods presented.































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